Taxation - Income tax holiday tax rate (Details) - CNY (¥) ¥ / shares in Units, ¥ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Reconciliations of the income tax expenses
Tax effect of taxexempt entity and preferential tax rate	¥ 797,326	¥ 1,613,371	¥ 321,507
Effect of tax holiday on basic net income per share	¥ 0.4	¥ 0.82	¥ 0.17
Effect of tax holiday on diluted net income per share	¥ 0.37	¥ 0.76	¥ 0.17